EXHIBIT 10.1

EXECUTION COPY

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AMENDMENT TO
CROSS-LICENSE AGREEMENT

THIS AMENDMENT TO CROSS-LICENSE AGREEMENT (the “Amendment”) is made as of April 25th, 2007 (the “Amendment Effective Date”) between Pfizer Inc, a Delaware corporation having an office at 235 East 42nd Street, New York, New York 10017, and its Affiliates (“Pfizer”), and Medarex, Inc., a New Jersey corporation with a business address at 707 State Road, Princeton, New Jersey 08540 (“Medarex”).  Pfizer and Medarex each may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.   Pfizer and Medarex entered into a Cross-License Agreement dated September 15, 2004 (the “Cross-License Agreement”).

B.   The Parties now wish to amend the Cross-License Agreement to include certain additional patent claims and Patents.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.             The definition of Covered Patent is deleted and replaced with the following new definition:

“Covered Patent” means any Patent to the extent that it claims (a) an Antibody, or a group of Antibodies, or the Exploitation of such Antibody or group of Antibodies, (b) a composition, whether alone or in combination with an article of manufacture, comprising one or more Antibodies or the Exploitation of such a composition, (c) a nucleic acid sequence or host cell that specifically codes for, incorporates, expresses or secretes an Antibody, (d) the use of such a nucleic acid sequence or host cell to make (including to manufacture, formulate, purify, express, recover and secrete) an Antibody, (e) a method of making (including manufacturing, formulating, purifying, expressing, recovering, and secreting) (i) an Antibody, (ii) a composition comprising one or more Antibodies or (iii) CTLA-4; (f) a method of using an Antibody or a composition comprising one or more Antibodies; or (g) CTLA-4.

For the avoidance of doubt, the following language has been deleted from the definition: “Covered Patents shall not include any Patents to the extent that they claim any method of manufacturing Licensed Products.”

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2.             Schedule A, Medarex Patents and Patent Applications, is deleted and replaced with the attached Schedule A.

3.             Schedule B, Pfizer Patents and Patent Applications, is deleted and replaced with the attached Schedule B.

4.             The definitions of Medarex Patents and Pfizer Patents are amended to read as follows:

“Medarex Patents” means (a) all Covered Patents Controlled by Medarex (other than through a license from Bristol-Myers Squibb Company (“BMS”)) or its Affiliates as of the Amendment Effective Date that would be infringed (and with respect to Patent applications, would be infringed after issuance) by the Exploitation of a Pfizer Product in the absence of the license grant set forth in Section 2.1.2, including the Patents set forth in Schedule A hereto, and (b) all Covered Patents Controlled by Medarex or its Affiliates (other than through a license from BMS) that are filed either from such Covered Patents in clause (a) above or from an application claiming priority therefrom to the extent of claims not directed to new matter, but in each case ((a) and (b)) excluding any Medarex Excluded Patents.

“Pfizer Patents” means (a) all Covered Patents Controlled by Pfizer or its Affiliates as of the Amendment Effective Date that would be infringed (and with respect to Patent applications, would be infringed after issuance) by the Exploitation of a Medarex Product in the absence of the license grant set forth in Section 2.1.1, including the Patents set forth in Schedule B hereto, and (b) all Covered Patents Controlled by Pfizer or its Affiliates that are filed either from such Covered Patents in clause (a) above or from an application claiming priority therefrom to the extent of claims not directed to new matter, but in each case ((a) and (b)) excluding any Pfizer Excluded Patents.

5.             The definition of Medarex Excluded Patents and Pfizer Excluded Patents are amended to read as follows:

“Medarex Excluded Patents” means (a) Mice-Related Patents, (b) Allison Patents, and (c) claims of any Patents that Medarex or any of its Affiliates own, have under license or otherwise Control to the extent that they (i) claim (A) one or more particular Antibodies where such particular Antibody(ies) is specifically defined by the amino acid sequence of CDR 1, 2 and 3 of either the heavy or the light chain variable region of such Antibody(ies) (each such specifically defined Antibody being a “Particular Antibody”) or the Exploitation of such Particular Antibody(ies), (B) a composition comprising one or more such Particular Antibodies or the Exploitation of such a composition, (C) a nucleic acid sequence or host cell that specifically codes for, incorporates, expresses or secretes one or more Particular Antibodies, (D) the use of a nucleic acid sequence, host cell or other composition of matter to make (including to manufacture, formulate, purify, express, recover and secrete) one or more Particular Antibodies, (E) a method of making (including manufacturing, formulating, purifying, expressing, recovering, and secreting) one or more Particular Antibodies or a composition comprising such Particular Antibody(ies), or (F) a method of using one or more Particular Antibodies or a composition comprising such Particular Antibody(ies), or (ii) validly claim priority to a

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Patent filed on or before September 15, 2004 and claim one or more Particular Antibodies, whether specifically or generally, together with, or otherwise in combination with, a specific therapeutic or prophylactic composition of matter, whether in a fixed dosage form or as a combination therapy, wherein the composition of matter is recited in the claim by a specific name, specific compositional description, specific protein structure or specific chemical structure, or the Exploitation of the foregoing, or (iii) validly claim priority to a Patent filed after September 15, 2004 and claim one or more Antibodies, whether specifically or generally, together with, or otherwise in combination with, one or more antibodies (other than an Antibody) or fragment(s) thereof, whether in a fixed dosage form or as a combination therapy, or the Exploitation of the foregoing.  Without limiting the foregoing, Medarex Excluded Patents shall include any Patents to the extent that they claim or cover [ * ].

“Pfizer Excluded Patents” means claims of any Patents that Pfizer or any of its Affiliates own, have under license or otherwise Control to the extent that they (a) claim (i) one or more Particular Antibodies, or the Exploitation of such Particular Antibody(ies), (ii) a composition comprising one or more Particular Antibodies or the Exploitation of such a composition, (iii) a nucleic acid sequence or host cell that specifically codes for, incorporates, expresses or secretes one or more Particular Antibodies, (iv) the use of a nucleic acid sequence or host cell or other composition of matter to make (including to manufacture, formulate, purify, express, recover and secrete) one or more Particular Antibodies, (v) a method of making (including manufacturing, formulating, purifying, expressing, recovering, and secreting) one or more Particular Antibodies or a composition comprising such Particular Antibody(ies), or (vi) a method of using one or more Particular Antibodies or a composition comprising such Particular Antibody(ies), or (b) validly claim priority to a Patent filed on or before September 15, 2004 and claim one or more Particular Antibodies, whether specifically or generally, together with, or otherwise in combination with, a specific therapeutic or prophylactic composition of matter, whether in a fixed dosage form or as a combination therapy, wherein the composition of matter is recited in the claim by a specific name, specific compositional description, specific protein structure or specific chemical structure, or the Exploitation of the foregoing, or (c) validly claim priority to a Patent filed after September 15, 2004 and claim one or more Antibodies, whether specifically or generally, together with, or otherwise in combination with, one or more antibodies (other than an Antibody) or fragment(s) thereof, whether in a fixed dosage form or as a combination therapy, or the Exploitation of the foregoing.  Without limiting the foregoing, Pfizer Excluded Patents shall include any Patents to the extent that they claim or cover [ * ] including claims that validly claim priority to [ * ].

6.             Section 2.1.1 is amended to add the following sentence at the end of the Section: “Nor does anything in this Agreement provide rights to Medarex or any of its Affiliates or Sublicensees/Licensees to use any tangible quantities of biological materials developed by, or on behalf of, Pfizer.”

7.             Section 2.1.2 is amended to add the following sentence at the end of the Section: “Nor does anything in this Agreement provide rights to Pfizer or any of its Affiliates or

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Sublicensees/Licensees to use any tangible quantities of biological materials developed by, or on behalf of, Medarex.”

8.             Section 3.1(h) is amended to read as follows:

“; and (h) as of the Effective Date, to the best of Pfizer’s knowledge, Schedule B hereto lists Covered Patents owned or controlled by Pfizer or its Affiliates and neither Pfizer nor its Affiliates has any agreement or arrangement with a Third Party with respect to any Covered Patents that affects its Control of the Pfizer Patents or would otherwise adversely affect Medarex’s rights with respect to such Covered Patents under this Agreement.”

9.             Section 3.2(h) is amended to read as follows:

“; and (h) as of the Effective Date, to the best of Medarex’s knowledge, Schedule A hereto lists Covered Patents owned or controlled by Medarex or its Affiliates and neither Medarex nor its Affiliates has any agreement or arrangement with a Third Party with respect to any Covered Patents that affects its Control of the Medarex Patents or would otherwise adversely affect Pfizer’s rights with respect to such Covered Patents under this Agreement.”

10.           For purposes of this Amendment, the representations, warranties and covenants of the Parties in Sections 3.1 and 3.2 are made again as of the Amendment Effective Date.  Further, Medarex represents and warrants to Pfizer as of the Amendment Effective Date that, to Medarex’s knowledge, neither Medarex nor any of its Affiliates owns or Controls any Patents (other than the Medarex Patents and other than Patents obtained by a license from BMS) that would be infringed (or, with respect to Patent applications, would be infringed after issuance) by the Exploitation of a Pfizer Product and Pfizer represents and warrants to Medarex as of the Amendment Effective Date that, to Pfizer’s knowledge, neither Pfizer nor any of its Affiliates owns or Controls any Patents (other than the Pfizer Patents) that would be infringed (or, with respect to Patent applications, would be infringed after issuance) by the Exploitation of a Medarex Product.

11.           This Amendment to Cross-License Agreement shall not take effect unless and until BMS and Pfizer shall have concurrently executed that certain License Agreement covering certain BMS CTLA4 intellectual property.  Pfizer shall promptly notify Medarex in writing when the License Agreement is executed.

12.           This Amendment amends the terms of the Cross-License Agreement and is deemed incorporated into, and governed by all other terms of, the Cross-License Agreement.  Except as expressly amended hereby, the Cross-License Agreement is not amended, modified or affected by this Amendment, and the Cross-License Agreement and the rights and obligations of the Parties thereunder remain in full force and effect in all respects.

13.           All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Cross-License Agreement.

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14.           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, duly-authorized representatives of the Parties have signed this Amendment to Cross-License Agreement as a document under seal as of the Amendment Effective Date.

MEDAREX, INC.		PFIZER INC

By:	/s/ Ronald Pepin, Ph.D.	By:	/s/ John DeYoung

Name: Ronald Pepin, Ph.D.		Name: John DeYoung

Title: Senior Vice President,		Title: Attorney-in-Fact

Business Development

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Schedule A

Medarex Patents and Patent Applications

[ * ]

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Schedule B

Pfizer Patents and Patent Applications

Note: The Patents marked with an asterisk on this Schedule B are owned jointly by Pfizer,  Inc. and Abgenix, Inc.

[ * ]

*U.S. Patent No. 6,682,736

Issued: January 27, 2004

Titled: “Human Monoclonal Antibodies to CTLA-4”

Inventors: Douglas Charles HANSON, Mark Joseph NEVEU, Eileen Elliott MUELLER,
Jeffrey Herbert HANKE, Steven Christopher GILMAN, C. Geoffrey DAVIS, and Jose
Ramon CORVALAN

Assignee: Abgenix, Inc. (Fremont, CA) and Pfizer, Inc. (New York, NY)

U.S.S.N. 09/472,087 filed on December 23, 1999

Claiming priority from U.S.S.N. 60/113,647

[ * ]

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